                               SECURITY AGREEMENT
                                   (Aircraft)


DATE: MAY 31, 1996

PROFLIGHT INC., a Colorado Corporation with its principal place of business at 12420 East Control Tower Road, Englewood, CO 80112 ("Debtor"), hereby grants to Textron Financial Corporation, a Delaware corporation and its subsidiaries and affiliates ("Secured Party") with a principal place of business at 40 Westminster Street, P.O. Box 6687, Providence, Rhode Island 02940, a security interest in all of its rights, title and interest, whether now owned or hereafter acquired, in the aircraft described on Schedule I hereto, and all parts, engines, equipment, logbooks, manuals, records and accessories thereto; all instruments, accounts and chattel paper arising therefrom (including leases and conditional sales contracts); and the proceeds of all the foregoing, including proceeds in the form of goods, accounts, chattel paper, documents, instruments and general intangibles (the "Collateral"), to secure payment and performance of all of Debtor's, and of Debtor's subsidiaries' and affiliates', liabilities and obligations, actual or contingent, now or hereafter owing, arising, due or payable from Debtor and any of Debtor's subsidiaries and affiliates to Secured Party, including but not limited to, that certain Promissory Note between Debtor and Secured Party dated May 31, 1996 (the "Note"), (hereinafter collectively referred to as the "Obligations"). The extent to which Secured Party's security interest in the Collateral shall be entitled to purchase money priority shall be determined by reference to the unpaid principal, interest or other charges associated with such Collateral. When payments are received with respect to more than one obligation, they shall be applied in accordance with the written instructions of Debtor, if any. Absent instructions, any payment received with respect to one or more obligations shall be applied as follows: first, to expenses of collection and preservation of the Collateral, including reasonable attorney's fees; second, to late charges outstanding with respect to the oldest obligation first until late charges on all obligations are paid in full; third, to accrued and unpaid interest outstanding with respect to the oldest obligation first until interest charges on all obligations are paid in full; and fourth, to principal outstanding under the oldest obligation first and continuing until the payments so received are exhausted.

A.   Debtor's Representations, Warranties, Covenants and Agreements

     1. Authority. The execution, delivery and performance of this Agreement and any instrument or other agreement or writing relating to this Agreement have been duly and validly authorized by Debtor and do not and will not conflict with any provision of Debtor's corporate charter or bylaws or any agreement, instrument or writing to which Debtor is a party or by which Debtor is bound, and Debtor has full power and authority to enter into this Agreement and all other instruments or other writings contemplated hereby and to consummate the transactions contemplated hereby.

     2. Financial Information. Debtor, its guarantors and affiliates shall timely provide Secured Party with financial statements at least quarterly. All financial statements and other written information heretofore or hereafter delivered or furnished directly or indirectly by Debtor and any guarantor or affiliate to Secured Party are and will be true and correct as of the date furnished and as to any such financial statements, do and will fairly present the financial condition and results of Debtor's (or its guarantors or affiliates, as appropriate) operations at the times and for the periods stated in such financial statements.


                                       1

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     3. Absence  of  liens.  There  are no liens,  security  interests,  chattel mortgages, tax liens or other encumbrances of any kind on the Collateral other than the security interest created hereby, and Debtor shall not create or permit any to exist hereafter.

     4. Place of Business, Use of Collateral. Debtor's principal place of business is located at the address set forth at the beginning of this Agreement and Debtor shall not change such principal place of business without providing Secured Party at least 45 days' prior written notice. Debtor hereby represents that the primary use of the Collateral is for business purposes and agrees that it shall not allow the Collateral to be removed from or flown outside the continental United States of America, Mexico, Central America, and South America without the prior written consent of Secured Party, and then only on the terms and conditions contained in said consent.

     5. Sale or Lease, Registration. Debtor shall not sell, lease, pledge, give away or otherwise dispose of, alienate or encumber its title to the Collateral without Secured Party's prior written consent. Debtor shall at all times maintain registration of the Collateral with the Federal Aviation Administration ("FAA"), which registration shall appropriately reflect Secured Party's interest in the Collateral.

     6. Books and Records. Debtor will at all times keep accurate and complete records and books of account with respect to all of Debtor's business activities, in accordance with sound accounting practices and generally accepted accounting principles, such records and accounts to be maintained at Debtor's address set forth at the beginning of this Agreement, and Debtor agrees that Secured Party may from time to time, during normal business hours, inspect and make copies thereof, and Secured Party shall have the right to make such verification concerning the Collateral as Secured Party may consider reasonable under the circumstances, all at Debtor's expense.

     7. Continuing Information. Debtor will furnish and cause Guarantor to furnish to Secured Party such information relevant to the Collateral, (Debtor's and Guarantor's, as appropriate) financial condition, and business as Secured Party may from time to time reasonably request. In addition, Debtor hereby authorizes Secured Party to update its credit information from time to time including, but not limited to, the obtaining of updated references from credit reporting agencies, Debtor's banks and other companies with whom Debtor does business.

     8. Maintenance of Collateral. The Debtor shall, at its own expense, maintain and keep the Collateral in an air-worthy and good flying condition and all components thereof and equipment installed thereon in good order and repair particularly in accordance with the maintenance requirements of (i) the Federal Aviation Agency (the "FAA"), (ii) the manufacturer of the Collateral and (iii) the manufacturer of any component or equipment installed on said Collateral, and shall allow Secured Party reasonable access to the Collateral during normal business hours in order to verify compliance with the foregoing. The Debtor shall, within a reasonable time, at its own cost and expense, replace in or on the Collateral and its components and equipment any and all such parts, equipment, appliances, instruments and accessories which may be worn, used, lost, destroyed, confiscated, damaged or otherwise rendered unfit for use so that each of such items shall always be in good operating condition and shall have at least the original value and utility of the property replaced. All inspections, repairs, modifications, installments and overhaul work to be performed on the Collateral shall be performed at the Debtor's expense by personnel duly licensed to perform such work and shall be in accordance with the standards required by the FAA. Debtor shall


                                      2

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        promptly  notify Secured Party of  any scheduled or unscheduled overhaul or servicing of engines or other major components of the Collateral, which notice shall specify the nature of the work to be done, the name and address of the shop providing such services, and a reasonable estimate of the completion date of such work. The Debtor shall also comply with all FAA air-worthiness directives and the manufacturer's maintenance and repair manuals and alert service bulletins.

   9. Engine Reserves. During the term of this Security Agreement, Debtor shall pay to Secured Party the sum of $65.00 for each hour of operation (take off to landing) of each serial numbered engine (hereinafter individually and collectively an "Engine") constituting a part of each Aircraft (the "Reserves"). The Reserves will be submitted to, and held by, the Secured Party. Any interest earned will be applied to costs associated with account maintenance and associated expenses incurred by Secured Party in administering the account and any interest earned and not so expended shall accrue in the account and used for disbursements described herein. At the Secured Party's option, the amount of the Reserves payable for each hour of operation shall be adjusted annually during the term of this Security Agreement to an amount equal to the Engine manufacturer's then published price for a major engine overhaul plus hot section divided by the number of flight hours permitted between major engine overhauls as provided for in the FAA approved maintenance program of the Debtor. The Reserves may be insufficient to cover all costs eligible for disbursement in whole. The Reserves are payable in arrears commencing on the fifteenth day of the month immediately subsequent to the note date with respect to the related Aircraft, and thereafter on the same day of each succeeding month during the term of this Security Agreement, and shall be accompanied with copies of log books and other records substantiating Debtor's certification of the actual number of hours of operation for the previous month. Secured Party shall reflect all Reserves so paid by Debtor on Secured Party's books and shall render an account thereof, annually, to Debtor upon written request. Provided Debtor is not in default, Debtor shall have the right to have available Reserves applied to reasonable expenses for labor and materials (as Debtor certifies, in writing, in the disbursement request forms supplied and required by Secured Party which requires the inclusion of copies of all applicable invoices and return to service documentation), to the Secured Party as are necessary solely in order to accomplish hot sections and scheduled overhauls. Such expenses may be disbursed up to the maximum amount held on account for an Engine at date of repair. Upon receipt and approval of such disbursement request, Secured Party shall, within 10 days, remit the available amounts directly to the laborers and/or vendors. If evidence satisfactory to Secured Party has been submitted by Debtor to Secured Party supporting Debtor's contention that Debtor has paid the expenses in full, Secured Party may remit payment directly to Debtor. In the event that collected Reserves are insufficient, Debtor shall be responsible for any shortfall. Shortfall payments made by Debtor shall not be credited towards or offset future Reserves due. Reserves collected on an Engine may not be applied to an expense claim on a different Engine. In the event an Engine is substituted in accordance with this Security Agreement, any accumulated Reserves on the Engine being substituted for shall be retained as Reserves with respect to the new engine which shall thereafter be considered an Engine hereunder. So long as any event of default exists, irrespective of whether the Aircraft has been returned to Secured Party, Secured Party shall not be required to disburse any amounts and will retain the entire balance of the Reserves until the default is cured to Secured Party's satisfaction.

                                       3

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

  10. Base Location. The home airport and base location at which the Collateral will be located is Centennial Airport, Englewood, CO, which home airport location will not be changed without the prior written consent of the Secured Party and in particular the Collateral shall not be used in or over the territorial limits of any country other than the United States of America, Mexico, Central America, and South America without the prior written consent of the Secured Party.

  11.   Legal Purpose. Debtor shall not use or permit the Collateral to be  used
        (i) contrary to any laws or regulations, including but not limited to those relating to intoxicating liquors, narcotics, drugs or similar products, or (ii) in any manner which invalidate or restrict the insurance coverage required to be carried or maintained by this Agreement.

  12. Insurance. Debtor shall have and maintain at all times with respect to the Collateral Aircraft Liability Insurance and All Risk Ground and Flight Insurance covering all forms of loss or damage to the Collateral in such amounts, containing such terms and in such form as is satisfactory in the sole discretion of Secured Party. All such policies of insurance shall provide that any proceeds thereof shall be payable to Secured Party and Debtor as their interests may appear. All such policies of insurance shall provide for not less than thirty days' prior notice of cancellation or change in form to Secured Party, such policies to include a Breach of Warranty clause in favor of Secured Party without obligation to pay the premium therefore in the event of Debtor's failure to pay. In the event of Debtor's failure to secure and maintain insurance as herein provided, Secured Party may, at its option, secure such insurance on behalf of Debtor and Debtor hereby promises to pay to Secured Party on demand any amounts expended by Secured Party in securing such insurance as part of the obligations payment of which is secured by the Collateral pursuant to this Agreement. Debtor hereby agrees that Secured Party may act as Debtor's attorney-in-fact in making, adjusting and settling claims under any such insurance policies covering the Collateral.

  13. Liens and Encumbrances. In its discretion, Secured Party may at any time discharge taxes and other encumbrances levied or placed on the Collateral, make repairs thereto and pay any necessary filing fees with respect to the Collateral or its interest therein. Debtor agrees to reimburse Secured Party on demand for any and all expenditures so made, and until paid the amount thereof shall be deemed to be part of the Obligations payment of which is secured by the Collateral pursuant to this Agreement. Secured Party shall have no obligation to Debtor to make any such expenditures nor shall the making thereof cure any default by Debtor hereunder or under any agreement or instrument performance of the terms of which is secured hereby.

  14. Execution and Filing. Debtor shall perform, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Secured Party may request to more completely vest in and assure to Secured Party its rights hereunder or in the Collateral, including, without limitation, execution and delivery of any documents or instruments which Secured Party deems appropriate to perfect and continue the security interest hereby granted, in the United States of America or any other country in which Secured Party determines such action to be advisable; and Debtor hereby irrevocably authorizes Secured Party, or its designee, at Debtor's expense, to file such documents or instruments with respect thereto, with or without the Debtor's signature, as Secured Party may deem appropriate, and appoints Secured Party as Debtor's attorney-in-fact to execute such documents and instruments and to do each and every other act or thing which Secured Party is authorized to do or perform on behalf of Debtor by this Agreement.

                                       4



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    15. Collateral  Value.  Debtor shall have a continuing  obligation to notify
        Secured Party of any factors or circumstances which affect the value of the Collateral, including but not limited to, current market conditions.

    16. Authority and Citizenship. Debtor hereby affirms to Secured Party that it has full power and authority to enter into, and perform the obligations under, this Agreement. Debtor, if an individual, hereby affirms that Debtor is a citizen of the United States as defined in the Federal Aviation Act of 1958, as amended (the "Act"), or a lawfully admitted permanent resident of the United States or is otherwise qualified to register aircraft for operation and navigation within the United States. Debtor, if a partnership, hereby affirms that all partners are of the United States as defined in the Act. All corporate Debtors hereby affirm that: (i) they are organized under the laws of the United States; (ii) the president of the corporation is a United States citizen; (iii) 2/3 of the managing officers/directors are United States citizens; and (iv) at least 75% of the voting interest of the corporation's stock is owned or controlled by citizens of the United States.

B. Default

   The occurrence of any of the following shall constitute an Event of Default hereunder:

   1. Debtor's, or any of Debtor's subsidiaries' and affiliates', failure to perform, breach of, or default with respect to any Obligation or any of Debtor's covenants and agreements contained herein or in any other agreement, instrument or obligation between Debtor or its subsidiaries and affiliates, and Secured Party.

   2. Any statement, representation or warranty of Debtor contained in this Agreement or made by Debtor or any other party in any other writing furnished to Secured Party by or on behalf of Debtor proves to have been untrue, incomplete, or misleading in any material respect when made.

   3. There occurs a loss, theft, substantial damage, destruction, sale or encumbrance of or upon the Collateral, or the Collateral is levied upon or seized or attached by legal process.

   4. The dissolution, liquidation, termination of existence, insolvency, appointment of a receiver for any part of the property of, assignment for the benefit of creditors by, or the voluntary or involuntary commencement of any proceeding under any bankruptcy, insolvency or similar laws by or against Debtor or by or against any guarantor or other party liable for the Debtor's Obligations under the Note.

   5. Any guaranty or other document or instrument securing payment of the Obligations given in favor of Secured Party shall not be in full force and effect in accordance with its terms or shall cease to be a lawful, valid and binding obligation or if the obligor thereof shall so assert; or

   6. There shall occur such change in the management, ownership or financial or other condition or affairs of Debtor or any other party liable for payment of the Obligations as, in the reasonable opinion of Secured Party, significantly impairs Secured Party's security hereunder or substantially increases Secured Party's risk of nonpayment of the Obligations.


                                       5





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C. Rights Upon Default
   If an Event of Default shall occur:

   1. Upon the occurrence of any such Event of Default, and so long as such Default continues, Secured Party may without notice, demand or legal process of any kind declare any part of or all the Obligations to be immediately due and payable, and Secured Party shall then have, in any jurisdiction where enforcement of this Agreement is sought, in addition to any and all other rights and remedies it may have at law, in equity, by statute or otherwise, all the rights and remedies of a Secured Creditor under the Uniform Commercial Code, including, without limitation, the right to take immediate possession of the Collateral wherever it may be found, and for that purpose Secured Party may, so far as Debtor can give authority therefor and without breach of the peace, enter upon any premises on which the Collateral or any part thereof may be situated or Secured Party believes it to be situated and take possession of, remove, keep, and store any of the Collateral until the same shall be sold or disposed of.

   2. Debtor will upon demand from Secured Party and at Debtor's expense, assemble the Collateral at a place and time designated by Secured Party which is reasonably convenient to both parties and where, at Secured Party's option, the Collateral may remain, at Debtor's expense, pending a sale or other disposition thereof.

   3. From the proceeds of any public or private sale of the Collateral, Secured Party shall be entitled to retain the following amounts, and any excess shall be due and payable to Debtor:

        (i)   all sums secured hereby;

        (ii)  secured  Party's   reasonable   expenses  of  retaking,   holding,
              preparing for sale and selling the Collateral; and

        (iii) Secured Party's reasonable attorneys' fees and other reasonable fees and expenses incurred in connection with enforcing its rights hereunder.

        Debtor shall be and remain liable for any deficiency, plus interest, costs and attorneys fees provided under the Note, remaining from the net proceeds of any sale of the Collateral.

   4. In the event Secured Party seeks to take possession of any or all of the Collateral by court process, Debtor hereby waives any bonds and any security and surety relating thereto required by any statute, court rule or otherwise as an incident to such possession, and waives any demand for possession prior to the commencement of any suit or action to recover with respect thereto and waives the right to demand a jury in any action in which Secured Party is a party.

   5. Demand, presentment, protest, notice of nonpayment, notice of intent to accelerate and notice that the debt has been accelerated are hereby waived by Debtor. Debtor also waives the benefit of all evaluation, appraisement and exemption laws.

D. Miscellaneous

   1. No waiver by Secured Party of any Event of Default shall be effective unless in writing and signed by an authorized officer or employee of Secured Party, nor operate as a waiver of any other Event of Default or of the same Event of Default on a future occasion or past occasion. No single or partial exercise by Secured Party of any right

                                        6

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         or remedy  shall  preclude  other or  further  exercise  thereof or the exercise of any other right or remedy, all rights and remedies of Secured Party hereunder being cumulative. All rights of Secured Party shall inure to the benefit of the successors and assigns of Secured Party and all Obligations of Debtor shall be binding upon the heirs, executors, administrators, successors and assigns of Debtor.

     2. Whenever possible each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under any applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity but the remainder of such provision or the remaining provisions of this Agreement shall remain in full force and effect.

     3. THIS AGREEMENT IS DELIVERED IN AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF RHODE ISLAND.

       IN WITNESSS WHEREOF, the parties hereunto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


                                           Secured Party:
                                           TEXTRON FINANCIAL CORPORATION

                                           By: [signature]
                                              ----------------------------------

                                           Title: GVP
                                                  ------------------------------


                                           Debtor:
                                           PROFLIGHT INC.

                                           By: /s/ David Cohen
                                              ----------------------------------

                                           Title: Trea.
                                                  ------------------------------


STATE OF Colorado
COUNTY OF Arapahoe

       On this 24th day of May, 1996 before me personally appeared David Cohen to me known and known by me to be the person executing the foregoing instrument, and he/she acknowledged said instrument by him/her executed to be his/her free act and deed.


                                           [signature]
                                           -------------------------------------
                                           NOTARY PUBLIC

                                              My Commission Expires 3-3-98
                                                  8600 E. Arapahoe Rd.
                                                  Englewood, CO 80111

                                      7

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                               Schedule 1 to the
                         Security Agreement (Aircraft)

                            DESCRIPTION OF AIRCRAFT
                            -----------------------
AIRCRAFT:
                MANUFACTURER:                 Lear
                MODEL:                        35A
                SERIAL NUMBER:                105
                FAA NUMBER:                   N18FN

ENGINES:
                                             Engine #1               Engine #2

                MANUFACTURER:                GARRETT                 GARRETT
                MODEL:                       TFE 731-2-2B            TFE 731-2-2B
                SERIAL NUMBER:               P74592                  P74184
                RATED TAKE-OFF*:             3500 LBS. OF THRUST     35OO LBS. OF THRUST

                * 750 HP OR MORE (1875 LBS THRUST IS EQUIVALENT TO 750 HORSEPOWER)

EQUIPPED AS FOLLOWS:

                COLLINS FD-1086                   JET VG-206D
                JET DN-101D                       COLLINS VHF-20
                COLLINS VIR-30                    COLLINS TDR 90
                COLLINS 51Y-719                   COLLINS DME-40
                BENDIX 1200                       COLLINS ALT 50A
                KING KHF-950                      GLOBAL GNS-500A
                CARGO DOOR                        AIR CONDITION

                                      8




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